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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 29, 1997

                        KENTEK INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                    3577                            22-2406249
     (State or other jurisdiction of            (Primary Standard Industrial             (I.R.S. Employer
      incorporation or organization)             Classification Code Number)           Identification Number)

    2945 Wilderness Place, Boulder, CO                                                         80301
 (Address of principal executive offices)                                                    (Zip code)

      Registrant's telephone number, including area code:  (303) 440-5500





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Item 4. Changes in Registrant's Certifying Accountant

         On May 29, 1997, the Board of Directors of Kentek Information Systems Inc. (the "Company") authorized the engagement of the firm of Deloitte and Touche LLP as the Company's independent auditors for its fiscal year 1997 audit.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  May 29, 1997                        KENTEK INFORMATION SYSTEMS INC.




                                           By: /s/ Craig G. Lamborn
                                              -------------------------------

                                           Title:  Chief Financial Officer











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